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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 10, 2000



                               GENERAL MAGIC, INC.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                     000-25374                      77-0250147
(State or Other Jurisdiction   (Commission File Number)   (IRS Employer Identification No.)
     of Incorporation)


         420 NORTH MARY AVENUE                                          94086
         SUNNYVALE, CALIFORNIA                                       (Zip Code)
(Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (408) 774-4000

                                      NONE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

     On March 10, 1999, General Magic and Cripple Creek Securities LLC ("Cripple
Creek") executed an Amendment ("Amendment No. 2") to the Common Stock Investment
Agreement, dated as of July 30, 1999 (the "Investment Agreement"), by and between General Magic and Cripple Creek.

     Amendment No. 2 altered Section 1(d) of the Investment Agreement to provide that Cripple Creek shall have the right, but not the obligation, to purchase a number of Shares from the Company having an aggregate Purchase Price equal to up to 100% of any Dollar Amount that the Company may set forth in a Put Notice delivered to Cripple Creek pursuant to the Investment Agreement. The aggregate
Purchase Price of $20,000,000 (subject to increase up to $26,000,000 as provided in the Investment Agreement) remained the same and was not altered by Amendment
No. 2.

     Amendment No. 2 also altered Section 1(e) of the Investment Agreement to provide that Cripple Creek would not be obligated to purchase shares if the number of Shares that Cripple Creek has a right to purchase, along with the number of shares beneficially owned by it and its affiliates, would exceed 9.9%
(the "Applicable Percentage") of the number of shares of common stock outstanding. Additionally, Amendment No. 2 provided Cripple Creek with the right to adjust the Applicable Percentage from time to time so long as it is never more than 9.9% nor less than 4.99% and added various other provisions to Section
1(e) that relate to Cripple Creek's reporting requirements under Section 13(d) of the Securities Exchange Act of 1934.

     The foregoing description is qualified in its entirety by Amendment No. 2, a copy of which is attached as an exhibit to this Current Report on Form 8-K.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          The following exhibit is filed with this report on Form 8-K:

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
Exhibit No.                Description
-----------                -----------
   4.1         Amendment No. 2 to the Common Stock Investment Agreement, dated as of July 30, 1999 by and between General Magic, Inc. and Cripple Creek
               Securities, LLC, dated as of March 10, 1999



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GENERAL MAGIC, INC.

Dated: March 13, 2000                   By: /s/ Mary E. Doyle
                                           -------------------------------------
                                           Mary E. Doyle
                                           General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
   4.1         Amendment No. 2 to the Common Stock Investment Agreement, dated as of July 30, 1999 by and between General Magic, Inc. and Cripple Creek
               Securities, LLC, dated as of March 10, 1999



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